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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 21, 1997 (except as to Note 7, as to which the date is March 12, 1997), in the Registration Statement (Form S-1) and related Prospectus of Cardima, Inc. for the registration of shares of its common stock.

                                                          /s/ Ernst & Young LLP
Palo Alto, California
March 12, 1997